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SENIOR CARE INDUSTRIES INC - 8-K REPORT                     DATE FILED: 5/8/2000
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT
                                AMENDMENT NO. 1


                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


410 Broadway, 2nd Floor, Laguna Beach, CA 92651
-----------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


(949) 376-3125   (949) 376-9117 FAX
-----------------------------------
(ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)



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SENIOR CARE INDUSTRIES INC - 8-K REPORT                     DATE FILED: 5/8/2000
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FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

                                        2


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SENIOR CARE INDUSTRIES INC - 8-K REPORT                     DATE FILED: 5/8/2000
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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6



                                        3
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SENIOR CARE INDUSTRIES INC - 8-K REPORT                     DATE FILED: 5/8/2000
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   Item 1.  Changes in Control of Registrant

Not Applicable

   Item 2.  Acquisition or Disposition of Assets

Not Applicable

   Item 3.  Bankruptcy or receivership

Not Applicable

   Item 4.  Changes in Registrant's Certifying Accountant

On August 1, 2000, the Company engaged the auditing firm of Mendoza and Berger, CPA"s, 25200 La Paz Road, Suite 111, Laguna Hills, CA 92653, telephone (949) 598-8105 as its auditor for the special purpose of auditing the first quarter of 2000 which is a special requirement made upon the Company by the American Stock Exchange as a part of the Company's application to become listed on that exchange. The reason for the selection of Mendoza & Berger to perform this audit rather than the audit being performed by the Company's regular auditor, John Spurgeon, CPA, is as follows:

The Company made application with the American Stock Exchange and in connection with that application, the analyst requested information regarding the status of the Company's auditor with AICPA as a member of the SEC practice section. The Company's auditor, John Spurgeon, CPA was admitted to the practice section on April 3, 2000. However, he had not undergone peer review. Because the work done to audit the Company's financial statements for the year 1999 was done prior to the admission to the practice section, it was determined that the audit should be redone after his admission and that the work should be reviewed by a member of the practice section who had already undergone peer review since the Company's auditor, John Spurgeon had not.

For that reason, the Company engaged the firm of Corbin & Wertz to review Mr. Spurgeon's work for the year 1999 which would be reviewed by Corbin & Wertz, CPA's who were members of the practice section and had undergone peer review.

However, once the reviewed restated audit for 1999 was filed on an amended 10KSB/A on June 27, 2000, it was determined that a stub audit for the first quarter of the year 2000 would be required in lieu of a complete reaudit of the year 1999 since the review by Corbin & Wertz was not deemed sufficient. The Company then solicited bids from three auditing firms, all of whom were members of the SEC Practice Section of the AICPA. The lowest bid and the firm which the Company believed could complete the audit most readily was Mendoza & Berger whom the Company then engaged as its auditor to undertake that work and to become its regular auditor.

The engagement of Mendoza & Berger for the purpose of performing the audit of the first quarter of 2000, was recommended and approved by the Board of Directors after considering all of the information set forth hereinabove.

It should be stressed here that John Spurgeon will continue as the Company's primary auditor once the special audit of the first quarter of 2000 is completed by Mendoza & Berger. This action is at variance with the 8-K Report filed by the Company previously on August 8, 2000.

This amendment to that Report filed on August 8, 2000 is to clarify any misunderstanding which may have resulted from that Report.

The Company is unaware of any disagreement between John Spurgeon, Mendoza & Berger and/or Corbin & Wertz in connection with any audit which was performed by John Spurgeon for any of the prior two fiscal years and/or any subsequent period preceding the date when Mendoza & Berger were engaged and there are no disagreement with any former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

James E. Slayton, the Company's auditor through the early part of 1999 made the following qualification in his Auditor's Report which was attached to the original Registration Statement filed by the Company on Form 10SB as a developmental stage company filed on December 23, 1999 and covering the audit period from date of inception through April 30, 1999:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. as discussed in Note 3 to the financial statements, the Company has had limited operations and has not established a long term source of revenue. The Company has had operating losses in its previous operating periods. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

John Spurgeon, CPA, who audited the Company's business through December 31, 1999 and whose restated audit was reviewed by Corbin & Wertz, and filed by the Company on Form 10KSB on June 27, 2000, contains no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

   Item 5.  Other Events

None

   Item 6.  Resignation of Registrant's Directors

Kenneth Schultz, who was a director and Vice President of the Company resigned from both positions effective July 15, 2000, to take a full time position with a major mortgage banking company in the Mid West United States.

Al Harvey resigned as a director of the Company effective on August 7, 2000 due to the press of personal business which no longer allowed him to give the necessary time required of directors of the Company.


   Item 7.  Financial Statements and Exhibits

Not Applicable

   Item 8.  Change in Fiscal Year

Not Applicable

   Item 9.  Change in Security Rating

Not Applicable



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SENIOR CARE INDUSTRIES INC - 8-K REPORT                     DATE FILED: 5/8/2000
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                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: October 12, 2000

/S/ Stephen Reeder
-----------------------------------
Stephen Reeder

Chief Executive Officer & Director